Inventory (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Summary of Inventory
Raw materials	$ 4,080	$ 3,463	$ 1,509
Work in process	347	418	154
Total Inventory	4,427	3,881	1,663
Allowance for obsolescence	(84)	(84)	(57)
Inventory, net of allowance	$ 4,343	$ 3,797	$ 1,606